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                                                                   Exhibit 10.16


                               SECURITY AGREEMENT
                               ------------------

          SECURITY AGREEMENT, dated as of March 9, 1994, made by CARLISLE PLASTICS, INC., a Delaware corporation, having its chief executive office at One Union Street, Boston, Massachusetts 02108 ("Carlisle"), and each of its Subsidiaries listed on SCHEDULE IV hereto (Carlisle and each Subsidiary, individually, a "Debtor" and collectively, "Debtors"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent, on behalf of itself and Lenders.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, pursuant to that certain Credit Agreement of even date herewith by and among the Debtors, Agent and Lenders (as the same from time to time may be amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have agreed, among other things, to make the "Revolving Credit Loan" (as defined in SCHEDULE A to the Credit Agreement) to Borrower and to incur "Letter of Credit Obligations" (as defined in SCHEDULE A to the Credit Agreement) for the benefit of Borrower;

          WHEREAS, Agent and Lenders are willing to make the Revolving Credit Loan, and to incur Letter of Credit Obligations, provided for in the Credit Agreement, but only upon the condition, among others, that Carlisle and its Subsidiaries, each of which is a Co-Obligor under the Credit Agreement, shall have executed and delivered this Security Agreement in favor of Agent, for the benefit of Agent and Lenders;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtors hereby agree as follows:

          1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement or in SCHEDULE A thereto are used herein as therein defined.

          2.   GRANT OF SECURITY INTEREST.
               --------------------------

          a. To secure the prompt and complete payment, performance and observance of all of the Obligations, and to induce Agent and Lenders to enter into the Credit Agreement and to make the Revolving Credit Loan, and to incur Letter of Credit Obligations, provided for therein in accordance with the terms and conditions thereof, each and every Debtor hereby grants to Agent, for the benefit of Agent and Lenders, a security interest in all of each and every Debtor's right, title and interest in, to and under the following, whether now owned by or owing to, or hereafter acquired by or arising in favor of any Debtor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, any Debtor, and



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regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):

               (i)       all Accounts;

               (ii) all Chattel Paper to the extent they arise out of Accounts or Inventory ("Pledged Chattel Paper");

               (iii) all Contracts to the extent they arise out of Accounts or Inventory ("Pledged Contracts");

               (iv) all Documents to the extent they arise out of Accounts or Inventory ("Pledged Documents").

               (v) all Instruments to the extent they arise out of Accounts or Inventory ("Pledged Instruments");

               (vi)      all Inventory;

              (vii) all General Intangibles to the extent they arise out of Accounts or Inventory; and

              (viii) to the extent not otherwise included, all Proceeds of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing.

          3.   AGENT'S AND LENDERS' RIGHTS; LIMITATIONS ON AGENT'S
               ---------------------------------------------------
AND LENDERS' OBLIGATIONS.
- - ------------------------

          a. It is expressly agreed by each and every Debtor that, anything herein to the contrary notwithstanding, each Debtor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder, and neither Agent nor any Lender shall have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a security interest therein or the receipt by Agent or any Lender of any payment relating to any Contract or License pursuant hereto, nor shall Agent nor any Lender be required or obligated in any manner to perform or fulfill any of the obligations of any Debtor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          b. After the occurrence of any Event of Default, Agent may at any time without prior notice to any Debtor, notify Account


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Debtors, parties to Pledged Contracts and Pledged Documents and obligors in respect of Pledged Instruments, that the Accounts and the right, title and interest of any Debtor in and under such Pledged Contracts, Pledged Documents and Pledged Instruments have been assigned to Agent, for the benefit of Agent and Lenders, and that payments shall be made directly to Agent, for the benefit of Agent and Lenders. After the occurrence of any Event of Default, upon the request of Agent, each and every Debtor shall so notify Account Debtors, parties to Pledged Contracts and Pledged Documents and obligors in respect of Pledged Instruments that the Accounts and the right, title and interest of any Debtor in and under such Pledged Contracts, Pledged Documents and Pledged Instruments have been assigned to Agent, for the benefit of Agent and Lenders, and that payments shall be made directly to Agent, for the benefit of Agent and Lenders. After the occurrence of any Event of Default, Agent may at any time notify obligors in respect of Chattel Paper that the right, title and interest of any Debtor in and under such Pledged Chattel Paper have been assigned to Agent, for the benefit of Agent and Lenders, and that payments shall be made directly to Agent, for the benefit of Agent and Lenders.

          c.   Agent shall have the right to make test
verifications of the Accounts, in any manner and through any medium that it considers advisable in its reasonable credit judgment; PROVIDED, THAT Agent shall notify Carlisle of any test verifications it makes (unless a Default or Event of Default shall have occurred and be continuing, in which event Agent shall have no obligation to notify Carlisle), and each and every Debtor agrees to furnish all such assistance and information as Agent may require in connection therewith. Agent shall have the right, not more frequently than once each Fiscal Quarter (unless a Default or Event of Default shall have occurred and be continuing, in which event Agent shall have the right as frequently as it determines), to make physical verifications and appraisals, at Debtors' expense, of the Inventory and other Collateral, in any manner and through any medium that it deems advisable, provided that Agent shall provide five (5) Business Days' prior notice to Debtors (unless a Default or Event of Default shall have occurred and be continuing, in which event no notice need be provided), and each and every Debtor agrees to furnish all such information and assistance as Agent may require in connection with any and all such physical verifications and appraisals; PROVIDED FURTHER, THAT, unless a Default or Event of Default shall have occurred and be continuing, no physical verification or appraisal of the Inventory shall be at Debtors' expense unless at the time of such verification or appraisal a Revolving Credit Advance against Eligible Inventory shall be outstanding. Agent may at any time in Agent's own name (on behalf of itself and Lenders), or in the name of any Debtor communicate with Account Debtors, parties to Pledged Contracts, obligors in respect of Pledged Instruments and obligors in respect of Pledged Chattel Paper to verify with such Persons, to Agent's satisfaction, the existence, amount and terms of any such Accounts, Pledged


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

Contracts, Pledged Instruments or Pledged Chattel Paper. If a Default or Event of Default shall have occurred and be continuing, each and every Debtor, at its own expense, shall cause the certified independent public accountant then engaged by such Debtor, to prepare and deliver to Agent at any time and from time to time promptly upon Agent's request (on behalf of itself and Lenders), the following reports: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and
(iv) a test verification of such Accounts as Agent may request. Each Debtor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which such Debtor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

          4. REPRESENTATIONS AND WARRANTIES. The Debtors, jointly and severally, represent and warrant that:

          a. Except for the security interest granted to Agent, for the benefit of Agent and Lenders, under this Security Agreement, each Debtor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, and has good and marketable title thereto free and clear of any and all Liens, security interests or other encumbrances, other than encumbrances set forth in clauses (v) or (vi) of the definition of Permitted Encumbrances.

          b. No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by a Debtor in favor of Agent, for the benefit of Agent and Lenders, pursuant to this Security Agreement and except such as may have been filed in connection with encumbrances set forth in clause
(vi) of the definition of Permitted Encumbrances.

          c. As a result of the filing of appropriate financing statements in the jurisdictions listed on SCHEDULE I hereto, this Security Agreement is effective to create a valid and continuing Lien on and perfected security interest in favor of Agent, for the benefit of Agent and Lenders, in the Collateral with respect to which a security interest may be perfected by filing pursuant to the Code, which Lien and security interest is prior to all other Liens and is enforceable as such as against any and all creditors of and purchasers from each Debtor (other than purchasers of Inventory in the ordinary course of business). All action necessary or desirable to protect and perfect such security interest in each item of the Collateral has been duly taken.

          d. SCHEDULE II hereto lists all Pledged Instruments of each Debtor. All action necessary or desirable to protect and perfect the security interest of Agent, for the benefit of Agent and Lenders, in each item set forth on SCHEDULE II, including the


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delivery of all originals thereof to Agent has been duly taken.
The security interest of Agent, for the benefit of Agent and Lenders, in the Collateral listed on SCHEDULE II hereto is prior to all other Liens, and is enforceable as such against any and all creditors of and purchasers from each Debtor.

          e. Each Debtor's chief executive office, principal place of business, corporate offices, all warehouses and premises within which Collateral is stored or located, and the locations of all of its books and records concerning the Collateral are set forth on SCHEDULE III hereto, and no Debtor shall change such chief executive office, principal place of business, corporate offices, or warehouses or Collateral locations, or remove any such books and records or change its name or its mailing address, or establish additional places of business or additional locations at which Collateral is stored, kept or processed unless such Debtor shall have given Agent at least thirty (30) days' prior written notice thereof, and Agent shall have determined that after giving effect to any such change that such Debtor has taken such action, at Debtor's expense, as is necessary or desired by Agent to assure that Agent, for the benefit of Agent and Lenders, shall continue to have first perfected Liens in the Collateral.

          f. As to the Accounts reflected in each Collateral Report and each Account's trial balance delivered to Agent pursuant to the Credit Agreement or any other Loan Document, except as otherwise specifically disclosed therein: (i) the Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of each Debtor's business completed in accordance with the terms and provisions contained in the documents available to Agent with respect thereto and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) the amounts shown on such deliveries to Agent and on such records and all invoices and statements which may be delivered to the Agent with respect thereto are actually and absolutely owing to each Debtor as indicated thereon and are not in any way contingent;
(iii) no payments have been or shall be made thereon except payments immediately delivered to the Agent pursuant to the terms of SCHEDULE C to the Credit Agreement; (iv) there are no setoffs, claims or disputes existing or asserted with respect thereto and no Debtor has made any agreement with any Account Debtor for any deduction therefrom except a discount or allowance allowed by such Debtor in the ordinary course of its business for prompt payment and disclosed to Agent; (v) to the best of each Debtor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder as shown on such deliveries to Agent or on any Debtor's books and records and all invoices and statements delivered to Agent, on behalf of Agent and Lenders, with respect thereto; (vi) to the best of each Debtor's knowledge, all Account Debtors have the capacity to contract; (vii) no Debtor has received any notice of proceedings or actions which are threatened or


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

pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; and
(viii) no Debtor has any knowledge that any Account Debtor is unable generally to pay its debts as they become due.

          g. With respect to any Inventory, scheduled or listed on any statement or other report delivered to Agent pursuant to the terms of this Security Agreement or the Credit Agreement, except as otherwise specifically disclosed therein, (i) such property is located at one of the locations set forth on SCHEDULE III hereto,
(ii) each indicated Debtor has good, indefeasible and merchantable title to such property and such property is not subject to any Lien or security interest or document whatsoever except for the perfected, first priority security interest granted to Agent, for the benefit of Agent and Lenders, hereunder, (iii) such Inventory is of good and merchantable quality, free from any defects, (iv) such property is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party as a precondition of such sale or other disposition, and (v) the completion of manufacture, sale or other disposition of such property by Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Debtor is a party or to which such property is subject.

          5. COVENANTS. The Debtors, jointly and severally, covenant and agree with Agent, for the benefit of Agent and Lenders, that from and after the date of this Security Agreement and until all of the Obligations are paid or otherwise satisfied in full:

          a. FURTHER ASSURANCES; PLEDGE OF INSTRUMENTS. At any time and from time to time, upon the written request of Agent and at the sole expense of such Debtor, each Debtor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent, on behalf of itself and Lenders, of any Pledged Contract held by any Debtor or in which any Debtor has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the Code with respect to the Liens and security interests granted hereunder or under any other Loan Document, (iii) transferring Collateral to Agent's possession (for the benefit of Agent and Lenders) (if such Collateral consists of Pledged Chattel Paper or if a security interest in such Collateral can be perfected only by possession, or if requested by Agent), and (iv) using its best efforts to obtain waivers of Liens, if any exist, from landlords and mortgagees. Each Debtor also hereby authorizes Agent, on behalf of Agent and Lenders, to file any such financing or continuation statements without the signature of any Debtor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Agent immediately upon any Debtor's receipt thereof and shall become a Pledged Instrument.

          b. MAINTENANCE OF RECORDS. Each Debtor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. All Pledged Chattel Paper shall be marked with the following legend:
"This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, as Agent, for the benefit of itself as a Lender and certain other Lenders." For Agent's further security (for the benefit of Agent and Lenders), each Debtor agrees that Agent, on behalf of itself and Lenders, shall have a special property right and security interest in all of such Debtor's books and records pertaining to the Collateral and, upon the occurrence and during the continuance of any Event of Default, each Debtor shall deliver and turn over any such books and records to Agent or to its representatives at any time on demand of Agent. Prior to the occurrence of a Default or Event of Default, each Debtor shall permit any representative of Agent to inspect such books and records and shall provide photocopies thereof to Agent, for the benefit of Agent and Lenders, as more specifically set forth in
SECTION 5(c) below.

          C. RIGHT OF INSPECTION. Agent shall at all times have full and free access during normal business hours upon five (5) Business Day's prior notice to any affected Debtor (and at any time without any notice to any Debtor upon the occurrence and during the continuance of any Default or Event of Default) to all the books and records and correspondence of each and every Debtor, and Agent or its employees, officers, agents or representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Debtor agrees to render to Agent at such Debtor's cost and expense, such clerical and other assistance as may be requested with regard thereto. Agent and its employees, officers, agents and representatives shall also have the right upon five (5) Business Day's prior notice to any affected Debtor (and without any notice to any Debtor upon the occurrence and during the continuance of any Default or Event of Default) to enter into and upon any premises where any of the Inventory or other Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting Agent's interests (for the benefit of Agent and Lenders) in the Collateral.


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

          D. CONTINUOUS PERFECTION. In furtherance of and without limiting the scope of the negative covenants contained in the Credit Agreement, no Debtor shall change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of SECTION 9.402(7) of the Code or any other then applicable provision of the Code unless such Debtor shall have given Agent at least twenty-five (25) Business Days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or requested by Agent to amend such financing statement or continuation statement so that it is not misleading.

          e.   Covenants Regarding Patents, Trademarks and Copyrights.
               ------------------------------------------------------

          (i) Each Debtor shall notify Agent immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding any Debtor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

          (ii) In no event shall any Debtor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof, and, upon request of Agent, each Debtor shall execute and deliver any and all agreements, instruments, documents and papers as Agent may request to grant to Agent (for the benefit of Agent and Lenders) a fully paid, irrevocable and unconditional license to use such Patent, Trademark or Copyright, and the General Intangibles of any Debtor relating thereto or represented thereby for the purposes set forth in SECTION 9 hereof.

          (iii) Each Debtor shall take all actions necessary or requested by Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

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

          (iv) In the event that any Patent, Trademark or Copyright is infringed upon, or misappropriated or diluted by a third party, each Debtor shall notify Agent promptly after such Debtor learns thereof and shall, unless such Debtor shall reasonably determine that such Patent, Trademark or Copyright is in no way material to the conduct of such Debtor's business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Agent shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright.

                 6.   AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.
                      ---------------------------------------

          a. Each Debtor hereby irrevocably constitutes and appoints Agent, on behalf of itself and Lenders, and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor and in the name of such Debtor or in its own name, from time to time in Agent's sole discretion for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby grants to Agent, for the benefit of itself and Lenders, the power and right, on behalf of such Debtor, without notice to or assent by such Debtor, and at any time, to do the following:

          (i) in the name of such Debtor, in its own name or otherwise, take possession of, endorse and receive payment of any checks, drafts, notes, acceptances, or other Pledged
     Instruments for the payment of monies due under any Collateral;

         (ii) continue any insurance existing pursuant to the terms of this Security Agreement, the Credit Agreement or any other Loan Document, and pay all or any part of the premiums therefor and the costs thereof; and

        (iii) receive payment of any and all monies, claims, and other amounts due or to become due at any time arising out of or in respect of any Collateral.

          b. Each Debtor hereby irrevocably constitutes and appoints Agent, on behalf of itself and Lenders, and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor and in the name of such Debtor or in its own name, from time to time in Agent's sole discretion for the purpose of carrying out the terms of this


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

Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby grants to Agent, for the benefit of itself and Lenders, the power and right, on behalf of such Debtor, without notice to or assent by such Debtor, to do the following:

          (i) upon the occurrence and during the continuance of any Default or Event of Default, ask, demand, collect, receive and give acquittances and receipts for any and all money due or to become due under any Collateral;

          (ii) at any time on or after the Closing Date, pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threatened against the Collateral to the extent that any such action may be necessary or desirable to protect or preserve the Collateral or the first priority, perfected security interest of Agent, on behalf of Agent and Lenders, in the Collateral;

         (iii) at any time on or after the Closing Date, effect any repairs or obtain any insurance called for by the terms hereof, of the Credit Agreement or of any other Loan Document, and pay all or any part of the premiums therefor and costs thereof;

          (iv) upon the occurrence and during the continuance of any Default or Event of Default, direct any party liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder, directly to Agent, for the benefit of Agent and Lenders, or as Agent, on behalf of Agent and Lenders, shall direct;

          (v) upon the occurrence and during the continuance of any Default or Event of Default, sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents constituting or related to the Collateral;

          (vi) upon the occurrence and during the continuance of any Event of Default, settle, compromise or adjust any suit, action, or proceeding described herein and, in connection therewith, give such discharges or releases as Agent may deem appropriate;

         (vii) upon the occurrence and during the continuance of any Event of Default, file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Agent for the purpose of


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

     collecting any and all such monies due under any Collateral whenever payable;

        (viii) upon the occurrence and during the continuance of any Event of Default, commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

          (ix) at any time on or after the Closing Date, defend any suit, action or proceeding brought against such Debtor with respect to any Collateral if such Debtor does not defend such suit, action or proceeding or if Agent believes that such Debtor is not pursuing such defense in a manner that will maximize the recovery with respect to such Collateral;

           (x) upon the occurrence and during the continuance of any Event of Default, use any Patent, Trademark, Copyright,
     Contract or General Intangible for the purposes set forth in
     SECTION 9 hereof;

          (xi) upon the occurrence and during the continuance of any Event of Default, sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes; and

         (xii) at any time on or after the Closing Date, at Agent's option and at such Debtor's expense, at any time, or from time to time, do all acts and things which Agent deems necessary or desirable to perfect or preserve the Collateral and Agent's Lien (for the benefit of Agent and Lenders) thereon in order to effect the intent of this Security Agreement, all as fully and effectively as such Debtor might do.

          c. Each Debtor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this SECTION 6 is a power coupled with an interest and shall be irrevocable until all of the Obligations are indefeasibly paid or otherwise satisfied in full.

          d. The powers conferred on Agent, for the benefit of Agent and Lenders, hereunder are solely to protect Agent's interests (for the benefit of Agent and Lenders) in the Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers. Neither Agent nor any Lender shall be accountable for any amount other than amounts that it actually receives as a result of the exercise of such powers and none of Agent's nor any Lender's officers, directors, employees, agents or representatives shall be responsible to any Debtor for any act or failure to act,


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


except individually (and not jointly and severally) for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction after all possible appeals have been exhausted.

          e. Each Debtor also authorizes Agent, on behalf of itself and Lenders, at any time and from time to time so long as a Default or Event of Default shall have occurred and be continuing, to (i) communicate in its own name with any party to any Pledged Contract with regard to the assignment of the right, title and interest of any Debtor in and under the Pledged Contracts and other matters relating thereto, and (ii) execute, in connection with any sale provided for in SECTION 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          7. PERFORMANCE BY AGENT OF DEBTOR'S OBLIGATIONS. If any Debtor fails to perform or comply with any of its agreements contained herein or in any of the other Loan Documents, and Agent or any Lender, as provided for by the terms of this Security Agreement or any of the other Loan Documents, shall itself perform or comply, or otherwise cause performance of or compliance with such agreement, the expenses, including attorneys' fees, of Agent or such Lender incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Revolving Credit Loan, shall be payable by each Debtor to Agent, for the benefit of Agent and/or Lenders, as appropriate, on demand and shall constitute Obligations secured hereby.

          8.   REMEDIES; RIGHTS UPON DEFAULT.
               -----------------------------

          a. If any Event of Default shall occur and be continuing, Agent may exercise in addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Debtor expressly agrees that in any such event Agent without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Debtor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of any Debtor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving any Debtor notice and opportunity for a hearing on Agent's claim or action (on behalf of Agent and Lenders), and without paying rent to any Debtor, and collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent or any Lender, as the case may be, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Debtor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on such Debtor's premises or elsewhere and shall have the right to use such Debtor's premises without charge for such time or times as Agent deems necessary or advisable.

          Each Debtor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent, for the benefit of Agent and Lenders, at places which Agent shall select, whether at any Debtor's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Debtor to maintain or preserve the rights of any Debtor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in SECTION 8(D) hereof, each Debtor remaining jointly and severally liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Agent, of any other amount required by any provision of law, including SECTION 9-504(1)(C) of the Code (but only after Agent has received what it considers reasonable proof of a subordinate party's security interest), need Agent account for the surplus, if any, to such Debtor. To the maximum extent permitted by applicable law, each Debtor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction after all possible appeals have been exhausted. Each Debtor agrees that ten (10) Business Days' prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Each Debtor shall remain jointly and severally liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Agent, on behalf of Agent and Lenders, is entitled, each Debtor also being jointly and severally liable for any attorneys' fees incurred by Agent or any Lender to collect such deficiency.

          b. Each Debtor agrees to pay any and all costs of Agent or any Lender, including attorneys' fees and expenses, incurred in connection with the enforcement of any of its rights and remedies hereunder.

          c. Except as otherwise specifically provided herein, each Debtor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

          d. The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Agent, for the benefit of Agent and Lenders, upon receipt, in the following order of priorities:

               FIRST, to Agent in an amount sufficient to pay in full the expenses of Agent in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Agent in connection therewith, including attorneys' fees and expenses;

               SECOND, to Agent, for the benefit of Agent and Lenders, in an amount equal to the then due and unpaid accrued interest, Fees and prepayment premiums, if any, on the Revolving Credit Loan;

               THIRD, to Agent, for the ratable benefit of Agent and Lenders, in an amount equal to the then outstanding principal amount of the Revolving Credit Loan;

               FOURTH, to Agent, for the benefit of Agent and Lenders, in an amount equal to any other obligations, including any contingent obligations, or amounts owed, if any, in connection with the Obligations; and

               FINALLY, upon payment in full of all of the Obligations, to the applicable Debtor or its representatives or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

          9. GRANT OF LICENSE TO USE CONTRACTS AND GENERAL INTANGIBLES. For the purpose of enabling Agent to exercise rights and remedies under SECTION 8 hereof (including, without limiting the terms of SECTION 8 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Agent, on behalf of Agent and Lenders, shall be lawfully entitled to exercise such rights and remedies, each Debtor hereby grants to Agent, for the benefit of Agent and Lenders, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Debtor) to use, license or sublicense any and all Contracts and General Intangibles whether part of the Collateral or not including, without limitation, any Patent, Trademark, trade secret or Copyright now owned or hereafter acquired by any Debtor, and wherever the same may be located, and including in such license to use, license or sublicense access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

          10. LIMITATION ON AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL. Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Upon request of any Debtor, Agent shall account for any monies received by it (for the benefit of Agent and Lenders) in respect of any foreclosure on or disposition of the Collateral specifically relating to such Debtor.

          11. REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Debtor for liquidation or reorganization, should any Debtor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Debtor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          12. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in
SECTION 11.10 of the Credit Agreement with any such notice, demand, request, consent, approval, declaration or other communication to any Debtor sent to such Debtor at the address for Carlisle provided for in such SECTION 11.10.

          13. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and Debtors with respect to the matters referred to herein and therein.

          14. NO WAIVER; CUMULATIVE REMEDIES. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent, on behalf of Agent and Lenders, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and each Debtor.

          15. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          16.  TERMINATION OF THIS SECURITY AGREEMENT.  Subject to
SECTION 11 hereof, this Security Agreement shall terminate upon the later of the Commitment Termination Date and the date on which the Revolving Credit Loan and all of the other Obligations then due and payable have been paid in full in cash and all Letter of Credit Obligations, if any, have either been discharged or cash collateralized.

          17. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of each Debtor hereunder shall be binding upon the successors and assigns of each Debtor and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to Agent, for the benefit of Agent and Lenders, hereunder. No Debtor may assign, sell or otherwise transfer any interest in or obligation under this Security Agreement.

          18. COUNTERPARTS. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement.

          19. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH DEBTOR AND AGENT, ON BEHALF OF AGENT AND LENDERS, HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG ANY DEBTOR, AGENT OR ANY LENDER PERTAINING TO THIS SECURITY AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, PROVIDED, THAT AGENT, ON BEHALF OF AGENT AND LENDERS, AND EACH DEBTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK, AND, PROVIDED, FURTHER, THAT NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT, ON BEHALF OF AGENT AND LENDERS, FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL

OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT, FOR THE BENEFIT OF AGENT AND LENDERS. EACH DEBTOR AND AGENT, ON BEHALF OF AGENT AND LENDERS, EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH DEBTOR AND AGENT, ON BEHALF OF AGENT AND LENDERS, HEREBY WAIVE ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH DEBTOR AND AGENT, ON BEHALF OF AGENT AND LENDERS, HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH DEBTOR OR AGENT AT THE RESPECTIVE ADDRESSES SET FORTH ON SCHEDULE
11.10 TO THE CREDIT AGREEMENT FOR BORROWER OR AGENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

          20. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), EACH DEBTOR AND AGENT, ON BEHALF OF AGENT AND LENDERS, DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH DEBTOR AND AGENT, ON BEHALF OF AGENT AND LENDERS, WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS SECURITY AGREEMENT OR THE TRANSACTIONS RELATED HERETO.

          IN WITNESS WHEREOF, each Debtor has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.


                                            CARLISLE PLASTICS, INC.

                                            By:  /s/ Rajiv P. Bhatt
                                                 ------------------------------
                                            Title:  Chief Financial Officer
                                                    ---------------------------


                                            POLY-TECH, INC.

                                            By:  /s/ Rajiv P. Bhatt
                                                 ------------------------------
                                            Title:  Vice President
                                                    ---------------------------


                                            A&E PRODUCTS (FAR EAST) LTD.

                                            By:  /s/ Rajiv P. Bhatt
                                                 ------------------------------
                                            Title:  Director
                                                    ---------------------------


                                            PLASTICOS BAJACAL S.A. DE C.V.

                                            By:  /s/ Clifford A. Deupree
                                                 ------------------------------
                                            Title:  Sole Administrator
                                                    ---------------------------


                                            RHINO-X INDUSTRIES, INC.

                                            By:  /s/ Rajiv P. Bhatt
                                                 ------------------------------
                                            Title:  Chief Financial Officer
                                                    ---------------------------


                                            A&E - KOREA, LTD.

                                            By:  /s/ Rajiv P. Bhatt
                                                 ------------------------------
                                            Title:  Vice President
                                                    ---------------------------


                                            AMERICAN WESTERN CORPORATION

                                            By:  /s/ Rajiv P. Bhatt
                                                 ------------------------------
                                            Title:  Vice President
                                                    ---------------------------

                                             AWC TRANSPORTATION CORPORATION

                                             By:  /s/ Rajiv P. Bhatt
                                                  -----------------------------
                                             Title:  Vice President
                                                     --------------------------



ACCEPTED AS OF THE DATE
FIRST SET FORTH ABOVE:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent for Lenders

By:  /s/ Dan Pengue
     --------------------------------
Title:  Authorized Signatory
        -----------------------------